                                                                   EXHIBIT 10.1


                                VOTING AGREEMENT


         This Voting Agreement ("Agreement"), dated as of April 26, 2000, is made by and among E2Enet, Inc., a Delaware corporation ("E2E"), Northwood Capital Partners LLC, a New York limited liability company ("Northwood Capital"), Northwood Ventures LLC, a New York limited liability company ("Northwood Ventures" and, together with Northwood Capital, "Northwood"), Jonathan J. Ledecky, individually ("Ledecky"), and each of the other shareholders of Buyline.net, Incorporated, a Delaware corporation ("Buyline"), listed on the signature pages hereto (each, a "Shareholder" and, collectively, the "Shareholders").

                             PRELIMINARY STATEMENTS

         Concurrently with the execution of this Agreement, E2E, Northwood, Ledecky (collectively, the "Investors") and Buyline entered into a Stock Purchase Agreement (the "Purchase Agreement"), pursuant to which the Investors acquired shares of common stock, par value $0.00001 per share ("Common Stock"), of Buyline.

         The Shareholders, Ledecky and Northwood own the number of shares of Common Stock set forth opposite their respective names on Exhibit A hereto (such shares set forth on Exhibit A being referred to as the "Shares"), which Shares represent 86.9% of the issued and outstanding Common Stock. Also set forth on Exhibit A for the Shareholders, Ledecky and Northwood is a description of all present options, warrants and other rights to acquire shares of Common Stock.

         To induce the Investors to enter into the Purchase Agreement, the Shareholders have agreed, upon the terms and subject to the conditions set forth herein, to appoint E2E as their true and lawful proxy, to vote the Shares owned by them in favor of the election of any person nominated by E2E to be on the Board of Directors (the "Board") of Buyline (except as set forth in Section 3 below), and to vote on all other matters to the extent necessary for E2E to have at least twenty-five percent (25%) of the voting power on any matter submitted to a shareholder vote.

         To further induce E2E to enter into the Purchase Agreement, Ledecky and Northwood have agreed, upon the terms and subject to the conditions set forth herein, to appoint E2E as their true and lawful proxy, to vote the Shares owned by them in favor of the election of any person nominated by E2E to be on the Board of Buyline (except as set forth in Section 3 below), and to vote on all other matters to the extent necessary for E2E to have at least twenty-five percent (25%) of the voting power on any matter submitted to a shareholder vote.


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         For good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties to this Agreement agree as follows:

         1. Representations and Warranties of the Shareholders, Ledecky and Northwood. Each Shareholder and each of Ledecky and Northwood, as to itself and to its Shares only, represents and warrants that:

            (a) It owns, or is otherwise able to direct the voting of, the Shares set forth next to its name on Exhibit A hereto, free and clear of any restrictions on voting, and has the right to vote the same free of any such encumbrance (other than any general fiduciary obligation imposed by law).

            (b) The execution, delivery and performance of this Agreement by it does not (i) conflict with or violate any trust or other agreement or instrument to which or by which it is a party or is bound, (ii) conflict with or violate any law, rule, regulation, order, judgment or decree applicable to it or by which its Shares are bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of its Shares pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which it is a party or by which it or its Shares is or are bound or affected.

            (c) The execution, delivery and performance of this Agreement by it does not and will not require any consent, approval, authorization or permit of any foreign, federal, state, or local regulatory body.

         2. Agreements with Respect to the Shares.

            (a) Voting. Subject to subsection (b) of this Section 2, each Shareholder and each of Ledecky and Northwood agrees during the term of this Agreement to appoint E2E as its true and lawful proxy and attorney-in-fact with full power of substitution, to vote those Shares owned and eligible to vote and any other shares of Common Stock of which at the time of such vote it is able to direct the voting (and any other voting securities of Buyline issued or exchanged with respect to all such shares upon any reclassification, recapitalization, reorganization, stock split, stock dividend or any other change in Buyline's capital structure) for:

                i) the election (or removal) of the nominees designated by E2E to serve as directors on the Board and, in the event of a vacancy on the Board created by the death, resignation or removal of such director, to vote for the election of nominees designated by E2E; and,


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                ii)  on all other matters, to the extent necessary for E2E to have at least twenty-five percent (25%) of the voting power on any matter submitted to a shareholder vote or as E2E otherwise reasonably deems necessary for Buyline to be considered a "controlled subsidiary" of E2E for purposes of the Investment Company Act of 1940, as amended, and as in effect from time to time.

            (b) Limitations. The proxy granted in subsection (a) above may be exercised by E2E upon five (5) days' prior written notice to the Shareholders, Ledecky and Northwood of its intent to exercise such voting rights. The Shareholders' proxy granted in subsection (a) above may be exercised only if Buyline is current in all payments due under that certain Noncompetition Agreement of even date hereof between Lawrence Silverman and Buyline and under that certain Promissory Note of even date hereof by Buyline in favor of LightMedia Interactive Corporation ("LightMedia"). E2E may exercise the Shareholder's proxy as it relates to Section 2(a)(ii) above only to the extent necessary after E2E exercises its proxy to vote shares held by Northwood and Ledecky.

         3. Board of Buyline. Notwithstanding the foregoing, by execution hereof, each Shareholder and Investor agrees to vote all of its shares of Common Stock for the election of Lawrence Silverman to the Board (or instead, upon the request of E2E, Ed Sager), until the earlier of (x) the date that the Shareholders, in one or more transactions, whether or not related, have sold or transferred more than 50% of the shares of Common Stock collectively owned by them as of the date hereof, (y) the date that the shares of Common Stock held by the Shareholders collectively represent less than 20% of the aggregate number of shares of Buyline issued and outstanding or (z) the termination of this Agreement.

         4. No Voting Trusts. Each Shareholder and each of Ledecky and Northwood hereby revokes any and all proxies and voting instructions with respect to the Shares previously given by it or him, and agrees that it or he will not, nor will he or it permit any entity under its or his control to, deposit any of its or his Shares in a voting trust or subject any of its or his Shares to any arrangement with respect to the voting of such Shares inconsistent with this Agreement.

         5. Limitation on Sales. During the term of this Agreement, each Shareholder and each of Ledecky and Northwood agrees not to sell, assign, transfer, lend, tender, pledge, hypothecate, exchange, encumber or otherwise dispose of or impair its or his Shares unless, in connection therewith, it or he retains voting rights with respect to its or his Shares or the person or entity which obtains such voting rights becomes a party to, or agrees to be subject to the terms of, this Agreement.

         6. Specific Performance. Each Shareholder and each of Ledecky and Northwood acknowledges that it will be impossible to measure in money the damage to E2E if it or he


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fails to comply with the obligations imposed by this Agreement, and that, in the event of any such failure, E2E will not have an adequate remedy at law or in damages. Accordingly, each Shareholder and each of Ledecky and Northwood agrees that injunctive relief or any other equitable remedy, in addition to any remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the granting of any such remedy on the basis that E2E has an adequate remedy at law. Each Shareholder and each of Ledecky and Northwood agrees not to seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with E2E's seeking or obtaining such equitable relief.

         7. Term of Agreement; Termination. The term of this Agreement shall commence on the date hereof and shall terminate by the mutual, written agreement of the parties or on the ten (10) year anniversary of the date hereof. Upon such termination, no party shall have any further obligations or liabilities hereunder; provided, however, that, such termination shall not relieve any party from liability for any uncured breach of this Agreement occurring prior to such termination.

         8. Miscellaneous.

            (a) Entire Agreement. This Agreement constitutes the entire agreement among the parties with respect to the subject matter of this Agreement and supersedes all prior written and oral and all contemporaneous oral agreements and understandings with respect to the subject matter of this Agreement.

            (b) Notices. Any notice, request, instruction or other document to be given hereunder by any party to the others shall be in writing and shall be deemed to have been duly given on the next business day after the same is sent, if delivered personally or sent by telecopy or overnight delivery, or five calendar days after the same is sent, if sent by registered or certified mail, return receipt requested, postage prepaid, as set forth below, or to such other persons or addresses as may be designated in writing in accordance with the terms hereof by the party to receive such notice.

                If to E2E, to:

                E2Enet, Inc.
                c/o U.S. Viewing Corporation
                2001 Pennsylvania Avenue, NW
                Suite 675
                Washington, DC 20006
                Attn:  Gregory C. Earls
                Telephone: (202) 466-3100
                Facsimile: (202) 466-4557


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                with a copy to:

                Fleischman and Walsh, L.L.P.
                1400 Sixteenth Street, N.W.
                Washington, D.C. 20036
                Attn: Stephen Bouchard, Esq.
                Telephone No.: (202) 939-7911
                Facsimile No.: (202) 265-5706

                If to Northwood, to:

                Northwood Ventures LLC
                485 Underhill Boulevard, Suite 205
                Syosset, NY 11791
                Telephone: (516) 364-5544
                Facsimile: (516) 364-0879

                If to Ledecky, to:

                Mr. Jonathan J. Ledecky
                1400 34th Street, N.W.
                Washington, D.C. 20007
                Telephone: (202) 965-2020
                Facsimile: (202) 342-9090

                If to a Shareholder, to:

                Such Shareholder at the address or facsimile number set forth for such Shareholder on Exhibit A attached hereto.

            (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to the principles of conflict of laws thereof.

            (d) Jurisdiction; Venue; Jury Trial. Each party hereby submits to the jurisdiction of the federal courts of the District of Columbia and agrees to be served with legal process from any of such courts. Each party hereby irrevocably waives, to the fullest extent permitted by law, any objection that it may have, whether now or in the future, to the laying of venue in, or to the jurisdiction of, any and each of such courts for the purpose of any such suit, action, proceeding or judgment and further waives any claim that any such suit, action, proceeding or judgment has been brought in an inconvenient forum. Each party, to the extent


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permitted by law, further waives any right to have a jury participate in any suit filed by another party hereto with respect to any dispute relating hereto.

            (e) Rules of Construction. The descriptive headings in this Agreement are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement. Words used in this Agreement, regardless of the gender and number specifically used, shall be deemed and construed to include any other gender, masculine or feminine, or neuter, and any other number, singular or plural, as the context requires. As used in this Agreement, the word "including" is not limiting, and the word "or" is not exclusive.

            (f) Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of the parties to this Agreement and their legal successors-in-interest, transferees or assignees and nothing in this Agreement, express or implied, is intended to confer upon any other person any rights or remedies of any nature whatsoever under or by reason of this Agreement.

            (g) Counterparts. This Agreement may be executed in one or more counterparts, and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts together shall constitute but one instrument.

            (h) Assignment. No party hereto shall assign its rights and obligations under this Agreement or any part thereof, nor shall any party assign or delegate any of its rights or duties hereunder without the prior written consent of the other parties, and any assignment made without such consent shall be void; provided, that the rights and obligations of E2E hereunder may be assigned to and assumed by any affiliate of E2E, including, without limitation, U.S. Technologies Inc. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            (i) Amendment. This Agreement may not be amended except by an instrument in writing signed on behalf of all the parties.

            (j) Extension; Waiver. Any party to this Agreement may (a) extend the time for the performance of any of the obligations or other acts of any of the other parties to this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document, certificate, or writing delivered pursuant to this Agreement by any other party, or (c) waive compliance by any other party with any of the agreements or conditions contained herein or any breach thereof. Any agreement on the part of any party to any such extension or waiver shall be valid only if set forth in an instrument in writing signed on behalf of such party.


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            (k) Legal Fees; Costs. If any party to this Agreement institutes any action or proceeding, whether before a court or arbitrator, to enforce any provision of this Agreement, the prevailing party therein shall be entitled to receive from the losing party reasonable attorneys' fees and costs incurred in such action or proceeding, whether or not such action or proceeding is prosecuted to judgment.

            (l) Severability. The provisions of this Agreement are severable and, if any provision of this Agreement is determined to be invalid or unenforceable by any court of competent jurisdiction, such provision (in any other jurisdiction) and the other provisions hereof (in any jurisdiction) shall not be rendered otherwise invalid or unenforceable and such provision shall be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification shall render it legal, valid and enforceable, then this Agreement shall be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties shall be construed and enforced accordingly.

            (m) Fiduciary Duty as Director. Each of the parties hereto acknowledges and agrees that none of the provisions herein set forth shall be deemed to restrict or limit any fiduciary duty that any of the undersigned may have as a member of the Board or as an executive officer of Buyline; provided that, no such duty shall excuse the undersigned from performing any obligations as herein provided and otherwise complying with the terms and conditions of this Agreement.



            [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]


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         IN WITNESS WHEREOF, the parties have executed and delivered this Voting
Agreement as of the date first written above.


                                    E2ENET, INC.


                                    By: /s/ C. Gregory Earls
                                       ----------------------------------------
                                       Name:  C. Gregory Earls
                                       Title: President


                                    NORTHWOOD CAPITAL PARTNERS LLC


                                    By: /s/ Henry T. Wilson
                                       ----------------------------------------
                                       Name:  Henry T. Wilson
                                       Title: Managing Director


                                    NORTHWOOD VENTURES LLC


                                    By: /s/ Henry T. Wilson
                                       ----------------------------------------
                                       Name:  Henry T. Wilson
                                       Title: Managing Director


                                    JONATHAN J. LEDECKY


                                    By:
                                       ----------------------------------------
                                       Jonathan J. Ledecky


                                    SILVERMAN TRUST


                                    By: /s/ Lawrence Silverman
                                       ----------------------------------------
                                       Name:


                                    LAWRENCE SILVERMAN

                                      /s/ Lawrence Silverman
                                    -------------------------------------------


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

                                    EXHIBIT A

              HOLDINGS OF BUYLINE SECURITIES AS OF THE DATE HEREOF


Northwood Capital Partners LLC
485 Underhill Boulevard, Suite 205
Syosset, NY 11791
Telephone: (516) 364-5544
Facsimile: (516) 364-0879
Number of Shares of Common Stock:                      345,000

Northwood Ventures LLC
485 Underhill Boulevard, Suite 205
Syosset, NY 11791
Telephone: (516) 364-5544
Facsimile: (516) 364-0879
Number of Shares of Common Stock:                    3,105,000

Mr. Jonathan J. Ledecky
1400 34th Street, N.W.
Washington, D.C. 20007
Telephone: (202) 965-2020
Facsimile: (202) 342-9090
Number of Shares of Common Stock:                    1,725,000

E2Enet, Inc.
c/o U.S. Viewing Corporation
2001 Pennsylvania Avenue, NW
Suite 675
Washington, DC 20006
Attn:  Gregory C. Earls
Telephone: (202) 466-3100
Facsimile: (202) 466-4557
Number of Shares of Common Stock:                   21,334,704

Mr. Lawrence Silverman
7016 Terminal Square
Upper Darby, PA 19082
Facsimile: (610) 734-1263
Telephone: (610) 734-1245
Number of Shares of Common Stock:                       25,000

Silverman Trust
c/o Mr. Lawrence Silverman
7016 Terminal Square
Upper Darby, PA 19082
Facsimile: (610) 734-1263
Telephone: (610) 734-1245
Number of Shares of Common Stock:                    8,736,850


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